Exhibit 10.8

ACKNOWLEDGEMENT OF AND CONSENT TO

FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT

(Company and the other Pledgors)

Each of the Company and the other Pledgors has read the First Lien/Second Lien Intercreditor Agreement, dated as of July 1, 2015, between Credit Suisse AG, Cayman Islands Branch (“CS”), in its capacities as First Lien Facility Agent and Applicable First Lien Agent, and CS, in its capacities as Second Lien Facility Agent and Applicable Second Lien Agent (as amended, renewed, extended, supplemented, restated, replaced or otherwise modified from time to time, the “First Lien/Second Lien Intercreditor Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the First Lien/Second Lien Intercreditor Agreement.

1. Each of the Company and the other Pledgors executes and delivers this instrument to evidence its acknowledgment of and consent to the First Lien/Second Lien Intercreditor Agreement. Each of the Company and the other Pledgors agrees not to take any action that would be contrary to the express provisions of the First Lien/Second Lien Intercreditor Agreement and agrees that, except as otherwise provided therein, including with respect to those provisions of which the Company is an intended third party beneficiary, no Secured Party shall have any liability to the Pledgors for acting in accordance with the provisions of the First Lien/Second Lien Intercreditor Agreement and the other Documents referred to therein. Each of the Company and the other Pledgors understands that no Pledgor is an intended beneficiary or third party beneficiary of the First Lien/Second Lien Intercreditor Agreement except that it is an intended beneficiary and third party beneficiary thereof with the right and power to enforce with respect to the applicable provisions set forth in Section 8.17 (No Third Party Beneficiaries).

2. Notwithstanding anything to the contrary in the First Lien/Second Lien Intercreditor Agreement or provided herein, each of the undersigned acknowledges the Pledgors shall not have any right to consent to or approve any amendment, renewal, extension, supplement, modification or waiver of any provision of the First Lien/Second Lien Intercreditor Agreement except to the extent their rights are affected (in which case the Company shall have the right to consent to or approve any such amendment, amendment, renewal, extension, supplement).

3. Each of the undersigned further agrees that it will not will bring any action or proceeding arising out of or relating to the First Lien/Second Lien Intercreditor Agreement in any court other than New York Courts (it being acknowledged and agreed by the parties to the First Lien/Second Lien Intercreditor Agreement that any other forum would be inconvenient and inappropriate in view of the fact that more of the parties hereto who would be affected by any such action or proceeding have contacts with the State of New York than any other jurisdiction).

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

PRIME SECURITY SERVICES HOLDINGS, LLC

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President and Chief Executive Officer

PRIME SECURITY SERVICES BORROWER, LLC

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President and Chief Executive Officer

ASG INTERMEDIATE HOLDING CORP.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President and Chief Executive Officer

ASG HOLDINGS LLC

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President and Chief Executive Officer

[Signature Page to First Lien/Second Lien Intercreditor Agreement (Company Consent)]

ALARM SECURITY GROUP LLC

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President and Chief Executive Officer

ABC SECURITY CORPORATION

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President and Chief Executive Officer

BRINKMAN SECURITY, INC.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President and Chief Executive Officer

ASG GOVERNMENT SERVICES LLC

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President and Chief Executive Officer

NOLAN’S PROTECTION SYSTEMS, INC.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President and Chief Executive Officer

[Signature Page to First Lien/Second Lien Intercreditor Agreement (Company Consent)]

PROTECTION HOLDINGS II, INC.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President and Chief Executive Officer

PROTECTION ONE, INC.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President and Chief Executive Officer

PROTECTION ONE ALARM MONITORING, INC.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President and Chief Executive Officer

SECURITY MONITORING SERVICES, INC.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: Vice President

PROTECTION ONE SYSTEMS, INC.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President and Chief Executive Officer

[Signature Page to First Lien/Second Lien Intercreditor Agreement (Company Consent)]

PROTECTION ONE DATA SERVICES, INC.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President and Chief Executive Officer

PROTECTION ONE ALARM MONITORING OF MASS., INC.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President and Chief Executive Officer

MONITAL SIGNAL CORPORATION

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President and Chief Executive Officer

[Signature Page to First Lien/Second Lien Intercreditor Agreement (Company Consent)]